CONTRACT



                            Wavelet Data Compression
                             for the transmission of
                         high-quality still video images



                                    Customer:

                              IAT AG (Switzerland)
                             The Electronic Meeting
                                 Aarestrasse 17
                      CH-5300 Vogelsang-Turgi, Switzerland



                                   Contractor:

                               Prof. Dr. R. Seiler
                                Schwarzwildweg 30
                           D-14612 Falkensee, Germany




                               Start: May 15, 1996

          Wavelet Data Compression for the transmission of high-quality still video images

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Organization of the bid


1. Objectives and duties
2. Concept
3. Action steps
4. Cost schedule
5. Time schedule
6. Terms of bid



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


          Wavelet Data Compression for the transmission of high-quality still video images

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1     Objectives and duties

1.1 The objective of the project is to develop a black box model for compression of the image data of still pictures. The software package to be created, in the programming language C, with defined inputs and outputs, shall allow compression and decompression of image data from the field of medicine -- with some loss, yet still with excellent quality.

1.2   Goal:

      The decompressed image shall be of excellent quality. In other words, at a compression rate of 1:20 the PSNR should be approximately 30. During the course of transmission of the compressed data, the decompressed image is to be assembled in such a way that a complete but rudimentary image can be seen at first and then the quality of the picture improves as time goes on. The final configuration of the image should be adjustable to three quality levels.

1.3 The Customer plans to port this code into the environment of the C80 processor from Texas Instruments, and therewith to achieve rapid and high-quality transmission of image data over a narrow ISDN band (64 kb/s). The code which is to be created shall be designed for this purpose. In addition, the Contractor shall support the Customer in the porting of the code.


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


          Wavelet Data Compression for the transmission of high-quality still video images


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2.    Concept

The following three-stage procedure is an obvious choice for the data image compression:

1. Transformation of the image data, by means of a wavelet filter, into a low-pass image containing only scales greater than a specified length, and into residual portions of the picture which contain the smaller scales.

2. In the second step, these different portions of the scale -- corresponding to the bands in the case of a Fourier transformation -- are quantified individually.

3. In the third stage the data are coded, making use primarily of the statistics for the color and gray values which occur in the individual scales.

      This outline is to be optimized for the supplied medical images, and three compression plans of differing quality are to be defined. The quality of the images shall be defined through the following criteria:

1.    PSNR value in dB.

2. HVS value (subjective evaluation first by members of the Contractor's staff and then by experts designated by IAT).


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          Wavelet Data Compression for the transmission of high-quality still video images

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3     Action steps

AP 000  Project management and coordination


Objectives:

Supervision of the project:
o    Regular review of the progress of the project;
o    Contact with the Customer


Action steps (also see Section 5. Time schedule):

o    Team definition
o    Time and task planning;
o    Verification with the Customer;
o    Milestone checking


Result:

o    Project plans


Resource cost:

1.5 person-months

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          Wavelet Data Compression for the transmission of high-quality still video images

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AP 100  specification


Objectives:

The requirements for the compression process are to be specified in consultation with the Customer. Provision is to be made in particular for the desired quality criteria and the evaluation thereof, and the properties of the provided signal processor. These factors are then to be the basis for defining a specification of the algorithm.


Methodology and procedure:

o    Workshop together with the Customer;
o    Definition of the image classes;
o    Definition of the interfaces;
o    Definition of the desired image quality and evaluation procedure;
o    Definition of the target compression rate;
o    Specification of the algorithm


Principles and prerequisites:

o    Participation of the Customer in defining the needs
o Supplying of pictorial material for the image classes and preconditions for successful implementation in the C80 environment
o Establishing contact with medical experts for assessment of the image quality.


Result:

Specifications of the algorithm and of the optimization requirements.


Resource cost:

1.5 person-months

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          Wavelet Data Compression for the transmission of high-quality still video images

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AP 200 Draft of the algorithm and optimization


Objectives:

On the basis of the specifications which are worked out, a compression scheme in C++ based on wavelet transformation is to be created, programmed and optimized.


Methodology and procedure:

o    Mathematical translation of the specification;
o    Programming of the C++ code;
o    Optimization of the wavelet procedure;
o    Testing of the procedure from themathematical perspective;
o    Preparing a demonstration of the procedure with real pictures;
o    Demonstration of the compression procedure for the Customer;
o    Verification of the result with the Customer.


Principles and prerequisites:

o    Results of AP 100;
o Participation of the Customer in the demonstration and involvement in the coordination.


Results:

o    Draft of the algorithm with the specified properties.
o Demonstration of a corresponding compression procedure which is capable of running.


Resource cost:

4.5 person-months

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


          Wavelet Data Compression for the transmission of high-quality still video images

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AP 300  Conversion and implementation in C


Objectives:

After verification with the Customer, the procedure is to be converted from the C++ code into a technical algorithm in the programming language C. The algorithm is to be drafted (design) and implemented. The requirements for the planned porting to a signal processor system must be taken into account.


Methodology and procedure:

o    Create the software design for the algorithm;
o    Test the software design;
o    Create the test specification;
o    Create the programmer guidelines and verify them with the Customer;
o    Coding in ANSI C;
o    Test of the algorithm in accordance with the test specification;
o    Acceptance of the algorithm by the Customer.


Principles and prerequisites:

o Conveyance of the C code requirements which need to be taken into account for the later porting to the C80 environment.


Result:

o    Documented compression algorithm in the form of C source code;
o    Acceptance of the algorithm by the Customer.


Resource cost:

2.5 person-months

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


          Wavelet Data Compression for the transmission of high-quality still video images

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AP 400  Implementation support for the porting


Objectives:

After the algorithm has been created it will be ported to the provided signal processor by the Customer. Implementation support will be provided by the Contractor in the form of training and consultation days. The Customer's design for the process of porting the algorithm to the signal processor will be analyzed in a review.


Methodology and procedure:

o Preparation and conduct of a workshop to provide training in the algorithm for the Customer's developers;
o    Review of the design for porting the algorithm to the signal processor;
o    Performance of consultation days.


Principles and prerequisites:

o Delivery of the design for porting the algorithm to the signal processor by the Customer.


Result:

o    Training documentation for the algorithm;
o    Workshop;
o Review report on the design for porting the algorithm to the signal processor;
o    Ten days of on-site consultation.


Resource cost:

1.5 person-months

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


          Wavelet Data Compression for the transmission of high-quality still video images

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AP 500  Consultation (optional)


Objectives:

To support the Customer in porting the algorithm and producing the compression scheme, additional consultation days are to be made available; these may be utilized in case of need.


Methodology and procedure:

o    Preparation for one or more days of consultation;
o    Performance of a maximum of 10 days of consultation on site;
o    Consultation report.


Result:

o    10 days of consultation on site
o    Consultation report


Resource cost:

10 consultation days

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


          Wavelet Data Compression for the transmission of high-quality still video images

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4.    Cost schedule

The following rates are in effect:

PM     Person-month (including upcharge for execution at the
       Technical University of Berlin)                             DM  12,000.00
CD     Consultation day (not including travel costs)               DM  1,500.00

All personnel and overhead costs are included in these rates. Travel costs will be charged to the Customer.


---------------------------------------------------------------------------------------------------------------------------
Action steps                                                         PM                   CD                 Costs
                                                                                                              (DM)
---------------------------------------------------------------------------------------------------------------------------
AP 000  Project management                                          1.5                   -                  18,000
---------------------------------------------------------------------------------------------------------------------------
AP 100  Specification                                               1.5                   -                  18,000
---------------------------------------------------------------------------------------------------------------------------
AP 200  Optimization                                                4.5                   -                  54,000
---------------------------------------------------------------------------------------------------------------------------
AP 300  Implementation                                              2.5                   -                  30,000
---------------------------------------------------------------------------------------------------------------------------
AP 400  Implementation support during                               1.5                   -                  18,000
porting (including 10 consultation days)
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Total                                                               11.5                  -                 138,000
---------------------------------------------------------------------------------------------------------------------------

Optional:
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AP 500  Additional implementation support                            -                    10                 15,000
---------------------------------------------------------------------------------------------------------------------------

plus the statutory value added tax, currently 15%


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


          Wavelet Data Compression for the transmission of high-quality still video images

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5.    Time schedule

The planned timetable for the project is shown below. This is based on the assumption that the contract is granted by May 30, 1996, and that that the data are provided on schedule by the Customer.

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                                                                  1996/97
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
                             05         06          07         08         09          10         11         12         01        02
AP 000
AP 100
AP 200
AP 300
AP 400
AP 500
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

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


          Wavelet Data Compression for the transmission of high-quality still video images

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Terms of contract

6.1   Payment plan

The following payment plan is proposed:

   o      20% of the total cost upon granting of the order,
   o      40% upon completion of AP 200,
   o      30% upon completion of AP 300,
   o      10% upon completion of the work of AP 400.


6.2   Services performed by the Customer

The Customer will inform the Contractor in writing of all interface definitions before the contract is signed. The same applies to all of the prerequisites for a successful implementation of the program on the Texas Instruments processor C80.

The Customer will give Prof. Seiler all information and data needed for the project immediately upon the signing of the contract.


6.3   Commitment deadline

Prof. Seiler is bound to the terms of the offer until May 30, 1996.


6.4   Marketing and royalties

The Contractor will forego any royalties for the product. The Customer pledges to identify the team of Prof. R. Seiler as the producer of the algorithm if the product is marketed. The nature and manner of this identification will be formulated in the contract for this order.


6.5   Warranty

The statutory warranty period of 6 months from the time of acceptance of the algorithm by the Customer shall apply.


6.6   General terms

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          Wavelet Data Compression for the transmission of high-quality still video images

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The Contractor is not liable for delays for which the Contractor is not responsible.

All prices stated above are subject to the applicable statutory value added tax.

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          Wavelet Data Compression for the transmission of high-quality still video images

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In the event of changes by the Customer to the concept as presented, especially to the extent and nature of the tasks to be performed, the Contractor reserves the right to make a corresponding change to the price of the offer in accordance with the cost, after consultation with the Customer.



Date, city:                                               Date, city:

Vogelsang, April 29, 1996                                 Berlin, May 2, 1996
-------------------------                                 -------------------


The Customer                                              The Contractor
IAT AG



[Signed]                                                  [Signed]     .
-------------------------                                 -------------------
Dr. Viktor Vogt                                           Prof. Dr. R. Seiler



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